UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2007 (July 19, 2007)

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	0-8467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 19, 2007, WesBanco, Inc. (“WessBanco”) and Oak Hill Financial, Inc. (“Oak Hill”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger of Oak Hill with and into WesBanco.  Copies of the Merger Agreement and the press release announcing the signing of the Merger Agreement are attached hereto as Exhibits 2.1 and 99.1, respectively and are incorporated herein by reference in their entirety.

Under the terms of the Agreement and Plan of Merger, WesBanco will exchange a combination of its common stock and cash for Oak Hill common stock. Oak Hill shareholders will be entitled to receive either 1.256 shares of WesBanco common stock or cash in the amount of $38.00 per share for each share of Oak Hill common stock held subject to an overall allocation of 90% stock and 10% cash in the exchange. Common stock received by Oak Hill shareholders is anticipated to qualify as a tax-free exchange.  The transaction has been approved by the directors of both companies.

Consummation of the merger is subject to a number of customary conditions, including, but not limited to (i) the approval of the Merger Agreement by the shareholders of WesBanco and Oak Hill, and (ii) the receipt of required regulatory approvals.  The transaction is expected to close in December of 2007.

As a condition to WesBanco’s willingness to enter into the Merger Agreement, Certain Oak Hill directors expected to continue as WesBanco directors, and an Oak Hill emeritus director, have entered into voting agreements (each a “Voting Agreement”) with WesBanco, pursuant to which they have agreed to vote their shares in favor of the transaction.  Voting Agreements have been executed by Evan E. Davis, John D. Kidd, D. Bruce Knox, Neil S. Strawser, and Donald P. Wood.  A form of the Voting Agreement is attached hereto as Exhibit 2.2 and incorporated herein by reference.

Additional Information and Where to Find it

Shareholders of WesBanco and Oak Hill and other interested parties are urged to read the joint proxy statements/prospectus that will be included in the Form S-4 registration statement that WesBanco will file with the SEC in connection with the merger because it will contain important information about WesBanco, Oak Hill, the merger and other related matters. A proxy statement/prospectus will be mailed to shareholders of WesBanco and Oak Hill prior to their respective shareholder meetings, which have not yet been scheduled. In addition, when the registration statement, which will include the joint proxy statements/prospectus and other related documents are filed by WesBanco with the SEC, they may be obtained for free at the SEC’s website at http://www.sec.gov, on the NASDAQ website at http://www.nasdaq.com and from either the WesBanco or Oak Hill websites at http://www.wesbanco.com or at http://www.oakhillbanks.com.

WesBanco, Oak Hill and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the merger. Information about the directors and executive officers of WesBanco and Oak Hill and information about any other persons who may be deemed participants in this transaction will be included in the proxy statement/prospectus. You can find information about WesBanco’s directors and executive officers in the proxy statement for WesBanco’s annual meeting of stockholders filed with the SEC on March 16, 2007.  You can find information about Oak Hill’s directors and executive officers in the proxy statement for Oak Hill’s annual meeting of shareholders filed with the SEC on March 20, 2007. You can obtain free copies of these documents from the SEC, WesBanco or Oak Hill using the website information above.

Investors should read the proxy statement/prospectus carefully when it becomes available before making any investment decisions.

Item 7.01 Regulation FD Disclosure

In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934.

Representatives of WesBanco and Oak Hill will host a conference call and webcast, relating to the execution of the Agreement and Plan of Merger, for investors, analysts and other interested parties on July 20, 2007 at 11:00 a.m. EDT.  The conference call and webcast is sponsored by Thomson/CCBN.  WesBanco has prepared an investor presentation to accompany the audio call which is available via it’s website.  A copy of this presentation is being furnished as Exhibit 99.2 to this Form 8-K.

Cautionary Statement

The Merger Agreement and form of Voting Agreement have been included in this report to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described in this report, the Merger Agreement and form of Voting Agreement are not intended to be a source of factual, business or operational information about the parties thereto.

The representations, warranties, covenants and agreements made by the parties to the Merger Agreement are made as of specific dates and are qualified and limited, including by information in disclosure schedules that the parties exchanged in connection with the execution of such Merger Agreement. Moreover, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. Representations and warranties may be used as a tool to allocate risks between the parties to the Merger Agreement, including where the parties do not have complete knowledge of all facts. Investors are not third-party beneficiaries under Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the WesBanco, Oak Hill or any of their respective affiliates.

Forward-looking Statements

Matters set forth in this filing contain certain forward-looking statements, including certain plans, expectations, goals, and projections, and including statements about the benefits of the merger between WesBanco and Oak Hill, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of WesBanco and Oak Hill may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected timeframes; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the merger may not be obtained on the proposed terms and schedule; WesBanco’s or Oak Hill’s stockholders may not approve the merger; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in WesBanco’s 2006 Annual Report on Form 10-K, Oak Hill’s 2006 Annual Report on Form 10-K, and documents subsequently filed by WesBanco and Oak Hill with the Securities and Exchange Commission, including both companies’ Form 10-Q’s as of March 31, 2007. All forward-looking statements included in this filing are based on information available at the time of the release. Neither WesBanco nor Oak Hill assumes any obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits:

2.1  -   Agreement and Plan of Merger dated July 19, 2007 by and between WesBanco, Inc.,
            WesBanco Bank, Inc., Oakhill Financial, Inc. and Oakhill Banks.

2.2  -   Form of Voting Agreement

99.1 -  Press release issued by WesBanco, Inc., dated July 20, 2007announcing the execution of the
           Agreement and Plan of Merger.

99.2 -  Presentation by WesBanco, Inc., and Oak Hill Financial, Inc. for conference call and webcast of July 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: July 20, 2007	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer